LEASE - Undiscounted cash flows of the Group's leases (Details) - HKD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Undiscounted cash flows of the leases to the present value of its operating lease payments
2022	$ 102,767
2023	96,326
2024	38,306
2025	30,688
2026 and thereafter	7,455
Total undiscounted operating lease payments	275,542
Less: imputed interest	(14,963)
Present value of operating lease liabilities	$ 260,579	$ 222,231